PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant |X|
Filed by a party other than the registrant |_|

Check the appropriate box:
|_|   Preliminary proxy statement
|X|   Definitive proxy statement
|_|   Definitive additional materials
|_|   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               HealthExtras, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                               HealthExtras, Inc.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
|X|   No fee required.
|_| $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:
               N/A
--------------------------------------------------------------------------------
(2)   Aggregate number of securities to which transactions applies:
                N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                N/A
--------------------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:
                N/A
--------------------------------------------------------------------------------
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:
                N/A
--------------------------------------------------------------------------------
(2)   Form, schedule or registration statement no.:
                N/A
--------------------------------------------------------------------------------
(3)   Filing party:
                N/A
--------------------------------------------------------------------------------
(4)   Date filed:
                N/A
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







                                   May 8, 2000







Dear Stockholder:

      You are cordially invited to attend the annual meeting of stockholders of HealthExtras, Inc. The meeting will be held at the Ritz-Carlton Pentagon City, 1250 South Hayes Street, Arlington, Virginia 22202 on June 7, 2000 at 10:00 a.m., Eastern Time.

      The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of PricewaterhouseCoopers LLP, the Company's independent accountants, will be present to respond to appropriate questions of stockholders.

      It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

      We look forward to seeing you at the meeting.

                                 Sincerely,

                                 /s/ David T. Blair

                                 David T. Blair
                                 CHIEF EXECUTIVE OFFICER

                               HEALTHEXTRAS, INC.
                             2273 RESEARCH BOULEVARD
                            ROCKVILLE, MARYLAND 20850
                                 (301) 548-2900

--------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------

      The annual meeting of stockholders of HealthExtras, Inc. ("Company") will be held at the Ritz-Carlton Pentagon City, 1250 South Hayes Street, Arlington, Virginia 22202 on June 7, 2000 at 10:00 a.m., Eastern Time, for the following purposes:

      1. To elect four directors of the Company to terms expiring at the annual meeting of stockholders in the year 2003 and until their successors are elected and qualified;

      2. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company for the fiscal year ending December 31, 2000; and

      3. To transact any other business that may properly come before the meeting.

      NOTE: The Board of Directors is not aware of any other business to come before the meeting.

      Stockholders of record at the close of business on April 25, 2000 are entitled to receive notice of the annual meeting and to vote at the meeting and any adjournment or postponement of the meeting.

      Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                 BY ORDER OF THE BOARD OF DIRECTORS

                                 /s/ Michael P. Donovan

                                 Michael P. Donovan
                                 CHIEF FINANCIAL OFFICER AND CORPORATE SECRETARY
Rockville, Maryland
May 8, 2000

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------

                               PROXY STATEMENT
                                      OF
                              HEALTHEXTRAS, INC.

--------------------------------------------------------------------------------

                        ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 7, 2000

--------------------------------------------------------------------------------

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of HealthExtras, Inc. ("HealthExtras" or the "Company") to be used at the annual meeting of stockholders of the Company. The annual meeting will be held at the Ritz-Carlton Pentagon City, 1250 South Hayes Street, Arlington, Virginia 22202 on June 7, 2000 at 10:00 a.m., Eastern Time. This proxy statement and the enclosed proxy card are first being mailed to stockholders on or about May 8, 2000.

--------------------------------------------------------------------------------

                          VOTING AND PROXY PROCEDURE

--------------------------------------------------------------------------------

WHO CAN VOTE AT THE MEETING

      You are entitled to vote your shares of HealthExtras common stock if the records of the Company showed that you held your shares as of the close of business on April 25, 2000. As of the close of business on that date, a total of 27,600,000 shares of HealthExtras common stock were outstanding. Each share of common stock is entitled to one vote.

ATTENDING THE MEETING

      If you are a beneficial owner of HealthExtras common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of HealthExtras common stock held in street name in person at the meeting, you will have to get a written proxy or vote authorization in your name from the broker, bank or other nominee who holds your shares.

VOTE REQUIRED

      A quorum consisting of a majority of the outstanding shares of common stock entitled to vote is required to be represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes for determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

      In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors will be elected by a plurality of the votes cast for the election of directors. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting on the ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The ratification will be decided by the affirmative vote of a majority of the votes cast on the matter. Abstentions and broker non-votes will have no effect on the voting.

VOTING BY PROXY

      This proxy statement is being sent to you by the Board of Directors of HealthExtras for the purpose of requesting that you vote your shares at the annual meeting. You can vote by executing the enclosed proxy card to allow your shares to be represented and voted in accordance with your instructions at the annual meeting by the persons named as proxies on the proxy card. All shares of HealthExtras common stock represented at the meeting by properly executed proxies will be voted in accordance with the instructions indicated on the proxy card. If you sign and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote FOR each of the nominees for director and FOR ratification of PricewaterhouseCoopers LLP as independent accountants.

      If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your HealthExtras common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

      You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your shares have been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

      If your HealthExtras common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet.

--------------------------------------------------------------------------------

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

--------------------------------------------------------------------------------

      The Company's Board of Directors currently consists of nine members and is divided into three classes with three-year staggered terms, with one-third of the directors elected each year. However, the Board has been expanded to ten. Accordingly, four directors will be elected at the annual meeting to serve for three-year terms until the annual meeting of stockholders in the year 2003, and until their respective successors have been elected and qualified. The nominees by the Board of Directors for election as directors at the annual meeting are Bette B. Anderson, Thomas L. Blair, Edward S. Civera and Julia M. Lawler. All of these persons currently are directors of the Company, except for Mr. Civera.

      If any nominee is unable to serve, the persons named as proxies on the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF THE NOMINEES.

DIRECTORS AND EXECUTIVE OFFICERS

      The following table sets forth certain information with respect to the directors and executive officers of the Company as of April 25, 2000.

                                                                                            DIRECTOR
NAME                                             AGE   POSITION                              SINCE
-----                                            ---   --------                             --------

NOMINEES FOR TERMS EXPIRING IN 2003
Bette B. Anderson..............................   71   Director                               2000
Thomas L. Blair(1).............................   55   Chairman of the Board                  1999
Edward S. Civera...............................   49   Nominee as Director                     --
Julia M. Lawler(2).............................   40   Director                               1999

DIRECTORS WHOSE TERMS EXPIRE IN 2001

Julian A.L. Allen(3)...........................   30   Director                               1999
William E. Brock...............................   69   Director                               2000
Karen E. Shaff(2)..............................   45   Director                               1999

DIRECTORS WHOSE TERMS EXPIRE IN 2002

David T. Blair(1)..............................   30   Chief Executive Officer and Director   1999
Thomas J. Graf(2)..............................   51   Director                               1999
Paul H. Warren(3)..............................   44   Director                               1999

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Marshall J. Coleman............................   44   Chief Marketing Officer
Michael P. Donovan.............................   41   Chief Financial Officer
-----------------------------
(1)Thomas L. Blair is the father of David T. Blair.
(2)Ms. Lawler, Ms. Shaff and Mr. Graf may be considered nominees of Principal Mutual Holding Company.
(3)Messrs. Allen and Warren may be considered nominees of Health Partners.

BIOGRAPHICAL INFORMATION OF DIRECTORS

      JULIAN A.L. ALLEN is a Principal and Vice President of Capital Z Management, LLC, the management affiliate for Capital Z Partners. Prior to joining Capital Z Management in July, 1998, Mr. Allen was a Vice President of Zurich Centre Investments, the strategic private equity investing arm of Zurich Financial Services, which he joined in September 1997, and an Associate of Patricof & Co. Ventures, Inc. from September 1995. Prior to such time, Mr. Allen worked as a financial analyst at Wasserstein Perella & Co. Mr. Allen currently serves as a director of Emergent Advisors, Inc.

      BETTE B. ANDERSON was appointed to the Board on March 29, 2000. She has served as Vice Chairman of Kelly, Anderson & Patrick, management consultants, since 1995. She served as its President from 1989 through 1995. Ms. Anderson has served on the Board of Directors for ITT Corporation, ITT Educational Services, ITT Hartford Insurance and American Banknote Corp. She is Chairman of the United States Treasury Historical Association and the Advisory Council of the Girl Scouts of the United States of America. Previously, Ms. Anderson served as Under Secretary of the United States Department of the Treasury and prior to that, she was Senior Vice President in charge of credit administration for the Citizens and Southern National Bank of Savannah, Georgia.

      THOMAS L. BLAIR was the founder of HealthExtras and its predecessors. Mr. Blair served as Chairman and Chief Executive Officer or Co-Chief Executive Officer of United Payors & United Providers, Inc. from January 1995 until its acquisition by BCE Emergis on March 28, 2000. Mr. Blair founded America's Health Plan, Inc. in 1989 and served as its President and Chief Executive Officer from 1989 to 1992. From 1992 to 1995, Mr. Blair was President of Initial Managers & Investors, Inc., which business was contributed to United Payors & United Providers. From 1977 until 1988, Mr. Blair was a principal of Jurgovan & Blair, Inc., which developed and managed health maintenance organizations. Mr. Blair is also a director of Coventry Health Care, Inc.

      DAVID T. BLAIR joined a predecessor of HealthExtras in July of 1997 as Chief Financial Officer. From 1995 to 1997, prior to joining HealthExtras, Mr. Blair was the Finance Manager of United Payors & United Providers. At United Payors & United Providers, Mr. Blair focused his efforts on United Payors & United Providers, initial public offering and several strategic acquisitions. In 1994, Mr. Blair co-founded and was President of Continued Health Care Benefit Program, which markets healthcare benefits to individuals leaving the United States armed forces. In 1995, this program was merged into United Payors & United Providers. From 1991 to 1994, Mr. Blair worked in corporate finance and new business development for Kelly, Anderson, Pethick and Associates, a management consulting firm.

      WILLIAM E. BROCK was appointed to the Board on March 29, 2000. He has served as Senior Counsel and Trustee of the Center for Strategic and International Studies in Washington, D.C. since 1994. From 1988 to 1994, Mr. Brock served as Chairman of the Brock Group, a consulting firm. From 1988 to 1991, he served as the Chairman of the National Endowment for Democracy. From 1985 to 1987, he served as the United States Secretary of Labor and from 1981 to 1985, he was a United States Trade Representative. Mr. Brock has also served for eight years as a member of the United States House of Representatives and for six years as a member of the United States Senate. Mr. Brock is a director of Sinclair Broadcasting Corp. and On Assignment, Inc.

      EDWARD S. CIVERA is President and Chief Operating Officer of United Payors & United Providers, which, as of March 28, 2000, became a subsidiary of BCE Emergis. From 1997 to March 28, 2000, Mr. Civera served as President and Co-Chief Executive Officer or Chief Operating Officer of United Payors & United Providers. Prior to joining United Payors & United Providers, Mr. Civera was a partner with PricewaterhouseCoopers LLP, then Coopers & Lybrand L.L.P., where he had been employed for 25 years.

      THOMAS J. GRAF joined Principal Life Insurance Company, the operating, wholly owned, subsidiary of Principal Mutual Holding Company in 1972 and since 1994, has served as its Senior Vice President. Mr. Graf is also a director of Coventry Health Care, Inc.

      JULIA M. LAWLER joined Principal Life Insurance Company in 1984 and, since May 1995, has served as Director, Capital Markets. Since 1993, Ms. Lawler has served as an officer of Principal Life Insurance Company in various other capacities, including Executive Advisor to the President.

      KAREN E. SHAFF is a Senior Vice President and Deputy General Counsel for Principal Life Insurance Company. She joined Principal Life Insurance Company in 1982 and held several positions within its law department until being named Vice President and Associate General Counsel in 1995, and to her current position in 1999.

      PAUL H. WARREN is a Director and Senior Vice President of Capital Z Management, LLC and Capital Z Partners. Mr. Warren was a partner in Insurance Partners, L.P., a limited partnership organized in 1994 to make investments in property and casualty insurers, life and health insurers, health care services firms and related insurance businesses. In connection with Insurance Partners, L.P., Mr. Warren serves as a director of Corporate Health Dimensions, Provincia Salud, Provincia ART and Annuity & Life Re. In addition, Mr. Warren serves as a director of Brookdale Living Communities, Inc. Prior to the formation of Insurance Partners, L.P., Mr. Warren was a Managing Director of International
Insurance Advisors, Inc. and a Vice President in the insurance group at J.P. Morgan & Co. Before that, Mr. Warren was an Assistant Secretary in the Hong Kong Government.

BIOGRAPHICAL INFORMATION OF EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

      MARSHALL J. COLEMAN joined HealthExtras in 1999 as Vice President of Marketing. Mr. Coleman has over fifteen years experience in marketing communications, brand and business development. From 1994 to 1999, Mr. Coleman worked for America Online as Senior Manager of Marketing Communication, Manager of Programming and Promotions and Manager of Business Development.

      MICHAEL P. DONOVAN joined HealthExtras in April 1999 as the Chief Financial Officer. From early 1998 until early 1999, Mr. Donovan was engaged in a variety of technology and business development activities for HealthExtras. From 1992 to 1997, Mr. Donovan served as Senior Vice President of Business and Technology Development for PHP Healthcare Corporation. From 1989 to 1992, Mr. Donovan served as Chief Financial Officer of Direct Health, Inc. Prior to that, Mr. Donovan was a Senior Manager for KPMG, LLP, then KPMG Peat Marwick, responsible for a variety of technology and health care clients.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The Company completed its initial public offering in December of 1999. Prior to its initial public offering, Thomas L. Blair was the only director of the Company. On December 17, 1999, Messrs. Allen, David T. Blair, Graf and Warren and Ms. Lawler and Ms. Shaff were appointed to the Board. The only Board action in 1999 was by unanimous written consents.

      The Audit Committee consists of Bette B. Anderson and William E. Brock, both of whom are considered to be independent for purposes of the requirements of the Nasdaq National Market, and was established on March 29, 2000. The Audit Committee annually reviews the qualifications of the Company's independent certified public accountants, make recommendation to the Board of Directors as to their selection and review the planning, fees and results of their audit.

      The Compensation  Committee also consists of Bette B. Anderson and William
E. Brock and was also established on March 29, 2000. The Compensation Committee has the responsibility of recommending salary and incentive compensation for executive officers to the Board of Directors.

      The full Board of Directors acts as a Nominating Committee for the annual selection of management's nominees for election as directors. The Company's Nominating Committee will consider suggestions for nominees to the Board of Directors that are timely received in proper written form. To be in proper written form, a stockholder's notice should set forth in writing (i) as to each person whom the stockholder proposes to be nominated for election as a director, all information relating to such person that is required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected and (ii) as to the stockholder giving the notice (x) the name and address, as they appear on the Company's books, of such stockholder and
(y) the class and number of shares of the Company that are beneficially owned by such stockholder.

DIRECTORS' COMPENSATION

      Directors did not receive compensation for their services as Directors in 1999. On March 29, 2000, the Company established the following benefits for Directors. Directors who are not employees of the Company are entitled to receive a fee of $2,500 for each Board of Directors meeting and $500 for each committee meeting attended, plus travel and incidental expenses incurred in attending meetings and carrying out their duties as directors.

--------------------------------------------------------------------------------

PROPOSAL 2 -- RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

      The Board of Directors has appointed PricewaterhouseCoopers LLP to be its independent accountants for the 2000 fiscal year, subject to the ratification by stockholders. A representative of PricewaterhouseCoopers LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

      If the ratification of the appointment of the independent accountants is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent accountants will be considered by the Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS.

--------------------------------------------------------------------------------

                                 OTHER MATTERS

--------------------------------------------------------------------------------

      The Board of Directors knows of no other matters that are likely to be brought before the annual meeting. If any other matters should be properly brought before the meeting, it is the intention of the persons named as proxies on the enclosed proxy card to vote, or otherwise act, in accordance with their development on such matters.

--------------------------------------------------------------------------------

                            EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------

SUMMARY COMPENSATION TABLE

      The following table sets forth the cash and non-cash compensation paid to or earned by the Chief Executive Officer during 1999 and the other executive officer of the Company who received more than $100,000, during 1999.


                                                                                        LONG-TERM
                                                                                       COMPENSATION
                                                                                 ------------------------
                                               ANNUAL COMPENSATION                        AWARDS
                                ------------------------------------------------ ------------------------
                                                                      OTHER       RESTRICTED   SECURITIES
                                                                      ANNUAL        STOCK      UNDERLYING    ALL OTHER
      NAME AND                  FISCAL                             COMPENSATION     AWARDS      OPTIONS    COMPENSATION
PRINCIPAL POSITIONS              YEAR    SALARY($)     BONUS($)       ($)(1)        ($)(2)        (#)           ($)
-----------------------------   ------   ----------    --------    -------------   ---------   ----------   ------------
David T. Blair                   1999    $111,183      $15,300          $--        $     --     1,500,000     $5,500 (3)
Michael P. Donovan               1999     174,500         --             --          301,334      600,000         --

------------------------------
(1) Does not include the  aggregate  amount of  perquisites  and other  personal benefits, which  was less  than 10% of the  total  annual  salary  and bonus reported.
(2) Represents the total value of an  award  of rights to receive the equivalent of 266,667 shares of common stock of  HealthExtras  which was granted to Mr.
    Donovan in February  1999 by a  predecessor  entity.  The rights vest over a four-year  period  commencing March 1, 1999. At December 31, 1999, the value of the unvested restricted stock award was $3,200,000.
(3) Represents matching 401k contributions of $5,500.

OPTION GRANTS IN LAST FISCAL YEAR

   The following table provides information regarding stock option grants to Messrs. Blair and Donovan during the year ended December 31, 1999.



                                                                                POTENTIAL REALIZABLE
                                                                                 VALUE AT ASSUMED
                                                                                  ANNUAL RATES OF
                           NUMBER OF     % OF TOTAL                                STOCK PRICE
                           SECURITIES     OPTIONS                                APPRECIATION FOR
                           UNDERLYING    GRANTED TO    EXERCISE                  OPTION TERMS (2)
                            OPTIONS      EMPLOYEES      PRICE                  ------------------------
                            GRANTED         IN           PER       EXPIRATION
          NAME              (#)(1)      FISCAL YEAR     SHARE         DATE          5%          10%
-------------------------  --------    -------------  ----------  ------------ -----------  -----------
David T. Blair             1,500,000        50.7%       $13.20      12/17/09    $6,480,000  $22,395,000
Michael P. Donovan           600,000        20.3         13.20      12/17/09     2,832,000    9,198,000

------------------------------
(1) 25% of the options granted  are  exercisable  on  December  17, 2000 and the remaining 75% of the options granted vest in three equal annual installments beginning on December 17, 2001.
(2) As of  December 31, 1999, the  exercise price of these options was in excess of the market price of the underlying  common stock.  The dollar gains under these  columns  result  from  calculations  required by the  Securities  and
    Exchange  Commission's  rules and are not intended to forecast  future price appreciation  for  HealthExtras'  common stock. It is important to note that options  have value only if the stock  price  increases  above the  exercise price shown in the table during the effective option period.

OPTION VALUE AT FISCAL YEAR END

   The following table provides information regarding unexercised stock options for Messrs. Blair and Donovan as of December 31, 1999. Messrs. Blair and Donovan did not exercise any stock options during the year ended December 31, 1999.


                               NUMBER OF SECURITIES
                              UNDERLYING UNEXERCISED              VALUE OF UNEXERCISED
                                     OPTIONS                      IN-THE-MONEY OPTIONS
       NAME                     AT FISCAL YEAR-END (#)           AT FISCAL YEAR-END ($)(1)
------------------------     ---------------------------      ------------------------------
                             EXERCISABLE   UNEXERCISABLE      EXERCISABLE     UNEXERCISABLE
                             -----------   -------------      ------------    --------------
David T. Blair                   --           1,500,000           --               --
Michael P. Donovan               --             600,000           --               --
-------------------------------
(1)  None of the options were in the money as of December 31, 1999.

EMPLOYMENT AGREEMENTS

      HealthExtras has executed employment agreements with David T. Blair and Michael P. Donovan, both of which were effective January 1, 2000.

      The employment agreements, which are substantially similar for each of the executives, except for a bonus arrangement for Mr. Blair, provide for three-year terms and automatically renew for an additional two years unless a notice of non-renewal is given six months prior to the expiration date. Mr. Blair's base salary, pursuant to his employment agreement, is $165,000 per year. In addition, Mr. Blair is entitled to a bonus equal to one percent of HealthExtras' annual after-tax profits. Mr. Donovan's base salary, pursuant to his employment agreement, is $210,000 per year. Base salary may be increased by the Board of Directors, in the case of Mr. David Blair, and by the Chief Executive Officer, in the case of Mr. Donovan. In addition to base salary, the employment agreements provide for, among other things, participation by the executives in employee benefit plans, an automobile allowance and other fringe benefits applicable to executive personnel and reimbursement of reasonable expenses incurred in promoting our business.

      Upon an executive's termination for cause, or upon an executive's voluntary resignation, that executive shall be entitled only to such compensation and benefits as shall have accrued through the date of the executive's termination or resignation, as the case may be. In the event that an executive is terminated for any reason other than cause or voluntary resignation, including termination by reason of death or disability, that executive shall receive payments under the employment agreement due for the remaining term of the employment agreement, provided that such payment shall not be less than the payment due for a 12 month period. Upon an executive's voluntary resignation or termination for cause during the term of the agreement, each employment agreement provides that, for a period of two years from the date of termination, the executive will not compete directly or indirectly with HealthExtras' business, nor will the executive solicit or contract with entities contracting with HealthExtras, including bank clients.

REPORT OF THE COMPENSATION COMMITTEE

      NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE OF THE COMPANY SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

      Compensation  of Executive  Officers during 1999 was established by Thomas
L. Blair, sole Director of the Company prior to December 17, 1999 and with respect to the predecessors of the Company under the direction of the members of HealthExtras, LLC or Highland Investments, LLC. On March 29, 2000, the Board established a Compensation Committee consisting of Bette B. Anderson and William
E. Brock. The Compensation Committee now is responsible for establishing and implementing policies governing executive compensation. Furthermore, this Committee will evaluate the performance of executive officers and approve appropriate levels of compensation. The Compensation Committee of the Board of Directors consists entirely of non-employee directors.

      The Committee believes that compensation policy should reflect both executives' management skills as well as Company performance and shareholder returns. To this end, the following goals underlie the Committee's policies:

            1)    To  attract  and  retain  key   executives   who  possess  the
                  management skills and experience vital to the long-term success of the Company.

            2) To provide compensation that is competitive and consistent with executive compensation levels found in similar companies.

            3) To motivate executives to enhance long-term shareholder value by building their ownership in the Company.

            4) To make the compensation program an integral part of the Company's long-term planning and management process.



              THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                              OF HEALTHEXTRAS, INC.

                                Bette B. Anderson

                                William E. Brock

--------------------------------------------------------------------------------

                               PERFORMANCE GRAPH

--------------------------------------------------------------------------------

      The Company has not included a performance graph because there were less than 30 days from the Company's initial public offering to its fiscal year end and the Company does not believe the graph would present a meaningful reflection of the performance of the Company.

--------------------------------------------------------------------------------

                                STOCK OWNERSHIP

--------------------------------------------------------------------------------

      The following table provides information about the shares of HealthExtras common stock that may be considered to be owned by each beneficial owner of more than 5% of the Company's outstanding common stock known to the Company, by each director or nominee for director of the Company and by all directors and executive officers of the Company as a group as of April 25, 2000. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.

                                                                           PERCENT OF
                                                           NUMBER OF      COMMON STOCK
                        NAME                              SHARES OWNED     OUTSTANDING
   ----------------------------------------------------  ---------------   ------------
   Highland Investments, LLC(1)........................    17,680,000         64.1%
   Principal Mutual Holding Company(2).................    17,680,000         64.1%
   Thomas L. Blair(3)..................................    17,680,000         64.1%
   Health Partners(4)..................................     4,420,000         16.0%
   United Payors & United Providers, Inc.(5)...........     4,330,000         15.7%
   David T. Blair(6)...................................        --              --
   Michael P. Donovan(6)(7)............................        --              --
   Julian A.L. Allen(4)(8).............................        --              --
   Bette B. Anderson...................................        --              --
   William E. Brock....................................        --              --
   Edward S. Civera....................................        --              --
   Thomas J. Graf(1)(9)................................        --              --
   Julia M. Lawler(1)(9)...............................        --              --
   Karen E. Shaff (1)(9)...............................        --              --
   Paul H. Warren(4)(10)...............................        --              --
   All directors and executive officers as a group(11
   persons)(11) .......................................    22,100,000         80.1%

---------------------------------
(1) Highland Investments, LLC is controlled 49.5% by Mr. Thomas L. Blair and 50%
    by an indirect  subsidiary of Principal  Mutual Holding  Company.  Thomas J.
    Graf,  Julia M. Lawler and Karen E. Shaff,  directors of  HealthExtras,  are employed by Principal Mutual or an affiliate of that company. The address of
    Principal  Mutual is 711 High  Street,  Des Moines,  Iowa 50392.  See Note 5
    below for additional information.
(2) Principal Mutual does not hold any shares of HealthExtras  common stock; but it may be  deemed  the  beneficial  owner  of the  shares  held by  Highland
    Investments,  by virtue of its indirect  controlling  relationship with that entity. See Note 5 below for additional information.
(3) Thomas L. Blair  does  not hold any shares of HealthExtras common stock; but he may be  deemed  the  beneficial  owner  of the  shares  held by  Highland
    Investments, by virtue of his controlling relationship with that entity. See
    Note 5 below for additional information.
(4) Health Partners is a  general partnership whose general partners are Capital
    Z Financial  Services Fund, II, L.P.,  Capital Z Financial  Services Private
    Fund  II,  L.P.,  and  International   Managed  Care  Advisors.   Steven  M.
    Gluckstern,  who is the Chairman of the Board,  and Robert Spass, who is the
    Deputy  Chairman  of the Board of Capital Z  Partners,  Ltd.,  the  ultimate general partner of Capital Z Financial Services Fund, II, L.P. and Capital Z
    Financial  Services  Private Fund,  II, L.P., may be deemed to be beneficial owners of the shares held by Health Partners.  Messrs.  Gluckstern and Spass disclaim any such beneficial  ownership.  The address for Health Partners is
    54 Thompson Street, New York, New York 10012.
(5) United Payors & United Providers has  purchased  an  option  from  Thomas L.
    Blair to purchase  4,330,000  shares of common stock of the Company prior to
    October 1, 2003 at an  aggregate  exercise  price of $4 million.  The shares subject to this option are shares  currently  held by Highland  Investments, and are also included as shares beneficially owned by Highland  Investments,
    Principal  Mutual and Thomas L. Blair. The address of United Payors & United
    Providers is 2273 Research Boulevard, Rockville, Maryland 20850.
(6) Does  not  include  options  to  purchase,  at  an exercise price of $13.20,
    1,500,000  and  600,000  shares of common  stock,  respectively,  granted to
    Messrs.  David T. Blair and Donovan.  These options will vest 25% at the end of twelve months from

                                      10




    the  date of  grant  and  the  remaining  options  will  vest  in  one-third increments  at the end of each of the  next  three  years  after  the  first vesting date.
(7) Does  not  include  rights  to  receive  266,667  shares of our common stock granted to Mr.  Donovan.  Rights to receive 66,667 of these shares vested on
    February 29, 2000,  but the shares have not yet been issued.  The  remaining
    200,000 shares  subject to these rights vest in one-third  increments at the end of each of the next three years after February 29, 2000.
(8) Mr. Allen,   a  director  of  HealthExtras,  is  an  officer  of  Capital  Z
    Management,  LLC, which manages Capital Z Financial  Services Fund, II, L.P.
    and Capital Z Financial  Services  Private Fund II, L.P.  These  persons are affiliated  with Health  Partners.  They disclaim,  however,  any beneficial ownership of the shares of HealthExtras owned by Health Partners.
(9) Mr.  Graf,  Ms.  Lawler  and  Ms. Shaff,  directors  of   HealthExtras,  are
    affiliated with Principal  Mutual.  They disclaim,  however,  any beneficial ownership  of the shares of  HealthExtras  beneficially  owned by  Principal
    Mutual.
(10)Mr. Warren, a director of HealthExtras, is a director, officer and member or shareholder, as the case may be, of Capital Z Management, LLC, which manages
    Capital Z Financial  Services Fund II, L.P. and Capital Z Financial Services
    Private Fund II, L.P.  and Capital Z Partners,  Ltd.,  the ultimate  general partner  of  Capital  Z  Financial  Services  Fund II,  L.P.  and  Capital Z
    Financial Services Private Fund II, L.P. Mr. Warren disclaims any beneficial ownership of the shares of HealthExtras owned by Health Partners.
(11)Includes the shares owned by Highland Investments and Health Partners.


--------------------------------------------------------------------------------

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

--------------------------------------------------------------------------------


   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

   Based solely on its review of the copies of the reports it has received, the Company believes that each of the Company's executive officers and directors has complied with applicable reporting requirements for transactions in HealthExtras common stock during the fiscal year ended December 31, 1999.

--------------------------------------------------------------------------------

                             CERTAIN TRANSACTIONS

--------------------------------------------------------------------------------

   The following are transactions involving Thomas L. Blair, the Chairman of the Board and/or United Payors & United Providers and the Company. Mr. Blair was the Chairman of the Board of Directors, Co- Chief Executive Officer and beneficial owner of an aggregate of approximately 38.2% of United Payors & United Providers common stock prior to United Payors & United Providers' acquisition by BCE Emergis on March 28, 2000.

   Effective January 1, 1999, the Company entered into an agreement with United Payors & United Providers for United Payors & United Providers to furnish administrative services to the Company. The amount paid by the Company to United Payors & United Providers for such services was $3.3 million for the year ended December 31, 1999. Under a revised agreement dated December 22, 1999, services to be provided by United Payors & United Providers subsequent to March 31, 2000, will be limited primarily to services relating to information technology and communications and will be paid on a cost plus fee basis.

   In addition, on July 26, 1999, the Company formalized an office space lease arrangement with United Payors & United Providers by entering into a written sublease agreement. The sublease agreement obligated the Company to pay its proportionate share of the lease obligations of United Payors & United Providers under its lease of the premises. A new sublease agreement was entered into as of December 22, 1999. The sublease agreement provides for annual escalations and for the payment by the Company of its proportionate share of the increase in the costs of operating the building.

   The Company entered into a line of credit in the amount of $3.0 million from a commercial bank which extended to February 2000. This line of credit called for interest at the prime rate, was collateralized by substantially all of the Company's assets and was guaranteed by United Payors & United Providers. As of December 31, 1999, all amounts due under the line of credit had been repaid. The Company terminated the line of credit in January 2000 and the guarantee by United Payors & United Providers has been cancelled.

   As of December 31, 1999, the Company owned 40,150 shares of common stock, or 0.2% of the outstanding common stock, of United Payors & United Providers.

   The Company has a five-year royalty agreement effective January 1, 1999 relating to the Company's program members accessing the United Payors & United Providers network of healthcare providers. In return for providing that network access to the Company, the Company will pay United Payors & United Providers $1.00 per member per month for the initial year of membership, which amount escalates in stages for subsequent membership years to a maximum of $1.50 per member per month in the fourth year of continued membership and thereafter. However, the Company can terminate these payments by conveying $25 million in market value of the Company's common stock to United Payors & United Providers. Amounts paid under this agreement in 1999, approximated $529,000.

   For corporate business purposes, the Company utilizes the services of an aircraft owned by Southern Aircraft Leasing, which is owned by Mr. Blair. For the year ended December 31, 1999, the Company paid $156,185 for utilizing the services of the aircraft.

   Prior to completion of the Company's public offering, Mr. Blair agreed to provide sufficient additional funding to enable the Company to continue operations through December 2000. Mr. Blair advanced funds to the Company, pursuant to this undertaking to cover operating expenses through non-interest bearing loans. These loans by Mr. Blair were repaid by the Company with proceeds from the public offering prior to December 31, 1999.

--------------------------------------------------------------------------------

                                 MISCELLANEOUS

--------------------------------------------------------------------------------

   The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of HealthExtras common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

   The Company's Annual Report to Stockholders has been mailed to stockholders of record as of the close of business on April 25, 2000. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

   A copy of the Company's Form 10-K for the fiscal year ended December 31, 1999, as filed with the Securities and Exchange Commission, will be furnished without charge to stockholders of record upon written request to Corporate Secretary, HealthExtras, Inc., 2273 Research Boulevard, Rockville, Maryland 20850.

--------------------------------------------------------------------------------

                             STOCKHOLDER PROPOSALS

--------------------------------------------------------------------------------

   Proposals that stockholders seek to have included in the proxy statement for the Company's next annual meeting must be received by the Company no later than January 10, 2001. Any such proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

   The Bylaws of the Company provide an advance notice procedure for certain business to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, the stockholder must deliver written notice to the Secretary of the Company at the principal executive offices of the Company not less than 90 days before the time originally fixed for such meeting; provided, however, that in the event that less than 100 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. In order for the notice of a stockholder proposal for consideration at the Company's 2001 Annual Meeting of Stockholders to be timely, the Company would have to receive such notice no later than March 9, 2001 assuming the Annual Meeting is held on June 7, 2001 and that the Company provides at least 100 days' notice or public disclosure of the date of the meeting. The notice must include the stockholder's name and address, as it appears on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's Common Stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. See "ELECTION OF DIRECTORS-Meetings and Committees of the Board of Directors-Nominating Committee." Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

                               HEALTHEXTRAS, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 7, 2000
                             10:00 A.M. EASTERN TIME
                         -------------------------------

   The undersigned  hereby appoints Thomas L. Blair,  David T. Blair and Michael
P. Donovan, or each of them, each with full power of substitution, to act as proxies for the undersigned, and to vote all shares of common stock of HealthExtras, Inc., which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held on June 7, 2000, at 10:00 a.m. Eastern Time, at The Ritz-Carlton Pentagon City, 1250 South Hayes Street, Arlington, Virginia, and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

   1.       The election as directors of all nominees listed at right (except as     Nominees:  Bette B. Anderson
            marked to the contrary below).                                                      Thomas L. Blair
                                                                                                Edward S. Civera
                                                                                                Julia M. Lawler

                           FOR ALL nominees               WITHHOLD
                           listed at right            AUTHORITY to vote
                        (except as marked to           for all nominees
                            the contrary).             listed at right.

                                 |_|                          |_|

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------


      2. The ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for HealthExtras, Inc. for the fiscal year ending December 31, 2000.

            FOR                     AGAINST                 ABSTAIN
            ---                     -------                 -------
            |_|                        |_|                    |_|


                THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
        ALL OF THE NOMINEES AND "FOR" THE RATIFICATION OF ACCOUNTANTS

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL OF THE NOMINEES AS DIRECTORS AND "FOR" THE RATIFICATION OF THE INDEPENDENT ACCOUNTANTS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

      The stockholders signing below acknowledge receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated May 8, 2000 and of the Annual Report to Stockholders.

           PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                    IN THE ENCLOSED POSTAGE-PAID ENVELOPE.



                                          Dated:___________________________



                                          --------------------------------
                                          STOCKHOLDER SIGN ABOVE



                                          --------------------------------
                                          CO-HOLDER (IF ANY) SIGN ABOVE




                         -----------------------------

      NOTE: Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.